Exhibit 10.3
Description of performance goals under the Amended and Restated National Fuel Gas Company 2007 Annual At Risk Compensation Incentive Program and the National Fuel Gas Company Executive Annual Cash Incentive Program
On December 26 and 29, 2008, the Compensation Committee of the Board of Directors of National Fuel Gas Company (the “Company”) set specific performance goals for fiscal year 2009 under the Amended and Restated National Fuel Gas Company 2007 Annual At Risk Compensation Incentive Program (“AARCIP”) for David F. Smith, Ronald J. Tanski, Matthew D. Cabell and Anna Marie Cellino. Mr. Smith is President and Chief Executive Officer of the Company. Mr. Tanski is Treasurer and Principal Financial Officer of the Company and President of National Fuel Gas Supply Corporation (“Supply Corporation”), one of the Company’s two pipeline and storage subsidiaries. Mr. Cabell is President of Seneca Resources Corporation (“Seneca Resources”), the Company’s exploration and production subsidiary. Ms. Cellino is President of National Fuel Gas Distribution Corporation, the Company’s utility subsidiary.
Mr. Smith, Mr. Tanski, Mr. Cabell and Ms. Cellino will earn cash compensation in fiscal 2009 under the AARCIP depending upon their performance relative to their goals. Compensation amounts pursuant to these arrangements can range from zero to 200% of salary for Mr. Smith, from zero to 160% of salary for Mr. Tanski, and from zero to 140% of salary for Mr. Cabell and Ms. Cellino. Target compensation is 100% of salary for Mr. Smith, 80% of salary for Mr. Tanski and 70% of salary for Mr. Cabell and Ms. Cellino. The Compensation Committee may approve other compensation or awards at its discretion.
The goals for Mr. Smith relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), oil and natural gas production volume (weighted as 20% of the formula), long-term strategy (weighted as 10% of the formula), the number of wells drilled in the Marcellus Shale (weighted as 10% of the formula), safety (weighted as 5% of the formula), and the number of investor relations one-on-one meetings held with analysts and money managers (weighted as 5% of the formula).
The goals for Mr. Tanski relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), oil and natural gas production volume (weighted as 10% of the formula), growth of the pipeline and storage segment (weighted as 10% of the formula), safety (weighted as 10% of the formula), the number of investor relations one-on-one meetings held with analysts and money managers (weighted as 10% of the formula), and meetings with the primary regulators of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 10% of the formula).
The goals for Mr. Cabell relate to Company earnings per share (weighted as 15% of the formula), earnings per share of Seneca Resources (weighted as 15% of the formula), oil and natural gas production volume (weighted as 15% of the formula), oil and natural gas reserve replacement (weighted as 15% of the formula), finding and development costs (weighted as 10% of the formula), lease operating expenses and general and administrative expenses (weighted as 10% of the formula), long-term strategy (weighted as 10% of the formula), and the number of wells drilled in the Marcellus Shale (weighted as 10% of the formula).
The goals for Ms. Cellino relate to Company earnings per share (weighted as 20% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 20% of the formula), oil and natural gas production volume (weighted as 10% of the formula), safety (multiple goals weighted in the aggregate as 20% of the formula), utility customer service (weighted as 10% of the formula), utility planning (weighted as 10% of the formula), and employee relations and education (weighted as 10% of the formula).
On December 26, 2008, the Compensation Committee approved specific performance goals for fiscal year 2009 under the National Fuel Gas Company Executive Annual Cash Incentive Program (“EACIP”) for John R. Pustulka, Senior Vice President of Supply Corporation. Mr. Pustulka will earn cash compensation in fiscal 2009 under the EACIP depending upon his performance relative to his goals. Mr. Pustulka’s compensation pursuant to this arrangement can range from zero to 90% of his salary. The Compensation Committee may approve other compensation or awards at its discretion.
The goals for Mr. Pustulka relate to Company earnings per share (weighted as 25% of the formula), earnings per share of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 25% of the formula), safety (weighted as 10% of the formula), Supply Corporation’s use of fuel (weighted as 10% of the formula), management of the capital expenditure budgets of the Company’s pipeline and storage subsidiaries and utility subsidiary (weighted as 5% of the formula), and individual performance as otherwise subjectively determined (weighted as 25% of the formula).